Exhibit 99.1

ENVISTA COMPLETES SEPARATION FROM DANAHER

Brea, CA, December 18, 2019 /PRNewswire/ — Envista Holdings Corporation (NYSE: NVST) (“Envista”) today announced that it is now a fully independent company. The closing of Danaher Corporation’s (“Danaher”) exchange offer completes the journey Envista began in 2018 when its former parent company announced its intention to separate its Dental platform into one of the largest global dental products companies.

As separately announced today, Danaher accepted an aggregate of 22,921,984 shares of Danaher common stock in exchange for all of its 127,868,000 shares of Envista common stock. As a result, Danaher no longer owns any voting or economic interest in Envista common stock.

Full details of the results are available in a separate press release issued this morning by Danaher and on http://investors.danaher.com/envista-exchange-offer.

ABOUT ENVISTA HOLDINGS CORPORATION

Envista is a global family of three companies and more than 30 trusted dental brands, united by a shared purpose: to partner with professionals to improve lives. Envista helps its customers deliver the best possible patient care through industry-leading dental consumables, solutions, technology, and services. Our comprehensive portfolio, including dental implants and treatment options, orthodontics, and digital imaging technologies, covers an estimated 90% of dentists’ clinical needs for diagnosing, treating, and preventing dental conditions as well as improving the aesthetics of the human smile. Envista companies, including KaVo Kerr, Nobel Biocare Systems, and Ormco, partner with dental professionals to help them deliver the best possible patient care.

Envista separated from Danaher as an independent company in 2019. We brought with us the proven Envista Business System (EBS) methodology, an experienced leadership team, and a strong culture grounded in continuous improvement, commitment to innovation, and deep customer focus to meet the end-to-end needs of dental professionals worldwide. Envista is now one of the largest global dental products companies, with significant market positions in some of the most attractive segments of the dental products industry. For more information, please visit www.envistaco.com.

FORWARD-LOOKING STATEMENTS

Certain statements in this release are “forward-looking” statements within the meaning of the federal securities laws. There are a number of important factors that could cause actual results, developments and business decisions to differ materially from those suggested or indicated by such forward-looking

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statements and you should not place undue reliance on any such forward-looking statements. These factors include, among other things, the conditions in the global economy, the markets served by us and the financial markets, developments and uncertainties in U.S. policy stemming from the U.S. administration, such as changes in U.S. trade and tariff policies and the reaction of other countries thereto, contractions or growth rates and cyclicality of markets we serve, fluctuations in inventory of our distributors and customers, loss of a key distributor, our relationships with and the performance of our channel partners, competition, our ability to develop and successfully market new products and services, the potential for improper conduct by our employees, agents or business partners, our compliance with applicable laws and regulations (including regulations relating to medical devices and the health care industry), the results of our clinical trials and perceptions thereof, penalties associated with any off-label marketing of our products, modifications to our products that require new marketing clearances or authorizations, our ability to effectively address cost reductions and other changes in the health care industry, our ability to successfully identify and consummate appropriate acquisitions and strategic investments, our ability to integrate the businesses we acquire and achieve the anticipated benefits of such acquisitions, contingent liabilities relating to acquisitions, investments and divestitures, security breaches or other disruptions of our information technology systems or violations of data privacy laws, the impact of our restructuring activities on our ability to grow, risks relating to potential impairment of goodwill and other intangible assets, currency exchange rates, tax audits and changes in our tax rate and income tax liabilities, changes in tax laws applicable to multinational companies, litigation and other contingent liabilities including intellectual property and environmental, health and safety matters, risks relating to product, service or software defects, risks relating to product manufacturing, the impact of our debt obligations on our operations and liquidity, commodity costs and surcharges, our ability to adjust purchases and manufacturing capacity to reflect market conditions, reliance on sole or limited sources of supply, the impact of regulation on demand for our products and services, labor matters, international economic, political, legal, compliance and business factors (including the impact of the United Kingdom’s decision to leave the EU and uncertainty relating to the terms and timing of such separation), disruptions relating to man-made and natural disasters, pension plan costs, and our ability to attract, develop and retain talented executives and other key employees. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in our SEC filings, including our final prospectus relating to our IPO filed on September 18, 2019 and our Quarterly Report on Form 10-Q for the third quarter of 2019. These forward-looking statements speak only as of the date of this release and except to the extent required by applicable law, the Company does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise.

SOURCE Envista Holdings Corporation

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FOR FURTHER INFORMATION

John Bedford

Vice President, Investor Relations

Envista Holdings Corporation

200 S. Kraemer Blvd., Building E

Brea, CA 92821

Telephone: (714) 817-7000

Fax: (714) 817-5450

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